SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 29, 1999

                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-30130                   06-1481060
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

       7 Commerce Drive
      Danbury, Connecticut                                          06810
(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (203) 794-1100


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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 2    Acquisition or Disposition of Assets.................................3

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits...4

Signature......................................................................5


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Item 2.  Acquisition or Disposition of Assets.

         MST Merger Agreement

              On November 29, 1999 pursuant to an Agreement and Plan of Merger dated as of November 29, 1999 (the "MST Merger Agreement") by and among ATMI, Inc. ("ATMI"), Fog Acquisition Corporation, a wholly-owned Delaware subsidiary of ATMI ("Fog"), MST Analytics, Inc., a Delaware corporation ("MST"), and the Controlling Stockholders of MST as defined in the MST Merger Agreement, Fog merged (the "MST Merger") with and into MST, with MST being the surviving corporation. As a result of the MST Merger, MST became a wholly-owned subsidiary of ATMI.

              Pursuant to the MST Merger, each outstanding share of MST capital stock was converted into .95280 (the "Exchange Ratio") shares of ATMI common stock. Pursuant to the MST Merger, a total of 1,074,601 shares of ATMI common stock were issued (after accounting for the conversion of options and warrants exercisable into MST capital stock into similar options exercisable into ATMI common stock based upon the Exchange Ratio).

              The MST Merger is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended (the "Code"), and will be accounted for as a pooling of interests. MST manufactures gas sensing products, liquid analyzers and process control systems which are used in the manufacture of semiconductors. ATMI intends to continue the business currently performed by MST as a wholly-owned subsidiary of ATMI.

              The foregoing description of the terms and provisions of the MST Merger Agreement is qualified in its entirety by reference to the full text of the MST Merger Agreement which is filed herewith and incorporated by reference.

         Other Acquisitions

              On November 24, 1999, ATMI acquired all of the capital stock of Newform, N.V., a Belgian corporation ("Newform"), in exchanges for 550,000 shares of ATMI common stock (the "Newform Acquisition"). The Newform Acquisition is intended to be a tax-free transaction under the Code and will be accounted for as a pooling of interests. Newform provides high-purity flexible ultra-clean CleansteamTM packaging to the semiconductor and pharmaceutical industries.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

              (a) Financial statements of business acquired. Filing financial statements with this report is not required since the transactions described in this report do not comprise a significant acquisition of assets by ATMI. ATMI does, however, plan to file such statements by amendment to this report.

              (b) Pro forma financial information. Filing pro forma financial information with this report is not required since the transactions described in this report do not comprise a significant acquisition of assets by ATMI. ATMI does, however, plan to file such information by amendment to this report.


              (c)  Exhibits

              Exhibit No.     Description
              -----------     -----------

              2.1 Agreement and Plan of Merger dated as of November 29, 1999 by and among ATMI, Inc., Fog Acquisition Corporation, MST Analytics, Inc., and the Controlling Stockholders of MST Analytics, Inc. as identified therein.

              99.1            Press  Release  issued by ATMI dated  October 15,
                              1999.

              99.2            Press  Release  issued by ATMI dated  November 29,
                              1999.

              99.3            Press  Release  issued by ATMI dated  November 30,
                              1999



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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 13, 1999


                              ATMI, INC.


                              By:   /s/ Daniel P. Sharkey
                                    ------------------------------------------
                                    Daniel P. Sharkey
                                    Vice President, Chief Financial Officer
                                    and Treasurer (Chief Accounting Officer)


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